--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1998









Dear Shareholders:

     Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain a loosening bias.

     Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly. Third quarter GDP registered a 3.3% annualized growth rate, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

     This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.



Sincerely,


/s/ LAURENCE D. FINK           /s/ RALPH L. SCHLOSSTEIN
--------------------           -------------------------


Laurence D. Fink               Ralph L. Schlosstein
Chairman                       President

                                                               November 30, 1998

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the fiscal year ended October 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:



                       ------------------------------------------------

                               10/31/98    10/31/97       CHANGE        HIGH         LOW
 STOCK PRICE                  $ 13.25    $ 12.125        9.28%      $ 14.00     $ 12.1875
 NET ASSET VALUE (NAV)        $ 15.01    $ 14.48         3.66%      $ 15.30     $ 14.41
 10-YEAR U.S. TREASURY NOTE     4.61%       5.83%     (20.93)%         5.95%       4.16%

THE FIXED INCOME MARKETS

     The first half of the Trust's fiscal year was characterized by the positive momentum and bull market trend that brought Treasury yields towards historic lows. The low Treasury yields were due to budget surplus projections as well as the Fed's decision to move from a tightening to a neutral policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, and a less than expected impact on trade from the Asian financial crisis.

     GDP growth measured at a very strong 5% for the first quarter of 1998; however, signs of a slowdown became evident when economic data for April and May began to lag.

     The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. During the second quarter of 1998, GDP growth faltered to a 1.8% rate due to slower output and an increasing trade deficit created by a strong U.S. dollar. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and weakness overseas, especially Asia, drove prices for U.S. goods higher relative to foreign goods.

     In the Trust's final quarter, U.S. GDP growth rebounded to a 3.3% pace; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Spread sectors widened dramatically as a result of the sell-off. In addition, the global financial markets witnessed a credit crunch where even higher-grade securities were affected. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

     The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1997 asset composition:

                                SECTOR BREAKDOWN



        COMPOSITION                                        OCTOBER 31, 1998   OCTOBER 31, 1997
        Agency Multiple Class Mortgage Pass-Throughs              20%                26%
        Corporate Bonds                                           18%                19%
        Commercial Mortgage-Backed Securities                     16%                15%
        Interest Only Mortgage-Backed Securities                  15%                 3%
        Inverse-Floating Rate Mortgages                           14%                17%
        Municipal Bonds                                            5%                 5%
        U.S. Gov't Securities                                      5%                 7%
        Asset Backed Securities                                    4%                 3%
        Principal Only Mortgage-Backed Securities                  3%                 2%
        Mortgage Pass-Throughs                                    --                  2%
        Non-Agency Multiple Class Mortgage Pass-Throughs          --                  1%

     Global instability has caused a flight to quality to US Treasuries causing mortgages to severely underperform Treasuries as well as the broad bond market. During the period, mortgage-backed securities (MBS), as measured by the Lehman Mortgage Index, underperformed the broader investment grade domestic bond market (Lehman Aggregate Index) on a total return basis by 7.30% vs. 9.33%.

     We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date. Accordingly, the Trust modestly increased its exposure to U.S. Treasuries and Commercial Mortgage Backed Securities over the period. Additionally, the Trust was a net seller of mortgage-backed securities, whose cash flows and maturity dates can change in response to interest rate movements. Mortgage bonds tend to prepay when interest rates fall, which forces the bondholder to reinvest cash flows at lower yields. Conversely, the average maturities of mortgage bonds can extend when interest rates rise. Specifically, the Trust eliminated its positions in mortgage pass-throughs and private label CMOs.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.




Sincerely yours,




ROBERT S. KAPITO                        MICHAEL P. LUSTIG

/s/ Robert S. Kapito                    /s/ Michael P. Lustig
----------------------------------     ------------------------------------
Vice Chairman and Portfolio Manager    Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.



             THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
  Symbol on American Stock Exchange:                              BCT
  Initial Offering Date:                                     June 17, 1993
  Closing Stock Price as of 10/31/98:                        $ 13.25
  Net Asset Value as of 10/31/98:                            $ 15.01
  Yield on Closing Stock Price as of 10/31/98 ($13.25)1:        6.70%
  Current Monthly Distribution per Share2:                   $  0.0750
  Current Annualized Distribution per Share2:                $  0.9000


1 Yield  on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998





                        PRINCIPAL
  RATING*                AMOUNT                                                   VALUE
(UNAUDITED)               (000)                    DESCRIPTION                  (NOTE 1)
---------------   -------------------- ----------------------------------   ----------------
                                       LONG-TERM INVESTMENTS-143.2%
                                       MULTIPLE CLASS MORTGAGE
                                       PASS-THROUGHS-57.2%
                                       Federal Home Loan Mortgage
                                        Corp., Multiclass Mortgage
                                        Participation Certificates,
                      $     3,276      Series 1353, Class 1353-S,
                                        8/15/07 (ARM) ...................   $  352,015
                               73      Series 1472, Class 1472-SA,
                                        3/15/08 (ARM) ...................       72,664
                              584++    Series 1506, Class 1506-S,
                                        5/15/08 (ARM) ...................      610,918
                            2,168++    Series 1510, Class 1510-G,
                                        5/15/13 .........................    2,485,959
                              400      Series 1534, Class 1534-IG,
                                        2/15/10 (ARM) ...................      389,672
                              213      Series 1543, Class 1543-KB,
                                        9/15/22 (ARM) ...................      213,729
                              303      Series 1584, Class 1584-SB,
                                        9/15/23 (ARM) ...................      231,426
                            3,000+     Series 1596, Class 1596-D,
                                        10/15/13 ........................    3,259,350
                              481      Series 1619, Class 1619-SA,
                                        2/15/22 (ARM) ...................      468,986
                            1,025      Series 1626, Class 1626-SA,
                                        12/15/08 (ARM) ..................      924,437
                              331      Series 1637, Class 1637-LE,
                                        12/15/23 (ARM) ..................      341,284
                            2,550      Series 1645, Class 1645-IB,
                                        9/15/08 (I) .....................      545,445
                                       Federal National Mortgage
                                        Association, REMIC Pass-Through
                                        Certificates,
                               82      Trust 1992-174, Class 174-S,
                                        9/25/22 (I) .....................      182,046
                              858      Trust 1992-190, Class 190-S,
                                        11/25/07 (ARM) ..................      957,934
                               47      Trust 1992-205, Class 205-SA,
                                        8/25/21 (ARM) ...................       50,186
                            1,000++    Trust 1993-49, Class 49-H,
                                        4/25/13 .........................    1,026,360
                             3,053+    Trust 1993-79, Class 79-PK,
                                        4/25/22 .........................    3,108,656
                             2,646+    Trust 1993-87, Class 87-J,
                                        4/25/22 .........................    2,782,242
                             4,000     Trust 1993-138, Class 138-JK,
                                        5/25/19 (I) .....................      652,640
                             1,000     Trust 1993-156, Class 156-SE,
                                        10/25/19 (ARM) ..................    1,084,160
                                73     Trust 1993-182, Class 182-J,
                                        9/25/23 .........................       72,684
                            12,000     Trust 1993-191, Class 191-S,
                                        10/25/07 (I) ....................      112,500




                        PRINCIPAL
  RATING*                AMOUNT                                                   VALUE
(UNAUDITED)               (000)                    DESCRIPTION                  (NOTE 1)
---------------   -------------------- ----------------------------------   ----------------
                      $       589      Trust 1993-191, Class 191-SD,
                                        10/25/08 (ARM) ..................   $  517,449
                              791      Trust 1993-202, Class 202-VB,
                                        11/25/23 (ARM) ..................      753,489
                            3,158      Trust 1993-223, Class 223-PT,
                                        10/25/23 (I) ....................      476,601
                            1,177++    Trust 1994-13, Class 13-SM,
                                        2/25/09 (ARM) ...................    1,252,646
                              620      Trust 1994-37, Class 37-SC,
                                        3/25/24 (ARM) ...................      607,197
                            1,827      Trust 1994-39, Class 39-PE,
                                        1/25/23 (I) .....................      240,921
                            1,500++    Trust 1996-20, Class 20-SB,
                                        10/25/08 (I) ....................      421,875
                            1,250      Trust 1997-50, Class 50-HK,
                                        8/25/27 (I). ....................      317,935
                            1,500++      Trust 1997-90, Class 90-M,
                                        1/25/28 (I) .....................      498,281
                              119      Trust G93-25, Class 25-J,
                                        12/25/19 (I) ....................      390,320
                                                                            ----------
                                                                            25,402,007
                                                                            ----------


                                       COMMERCIAL MORTGAGE-BACKED
                                       SECURITIES-31.5%
AAA                           462      Citicorp Mortgage
                                       Securities, Inc.,
                                       Series 1993-14, Class A4,
                                        4.227%, 11/25/23 (ARM) ..........      358,096
AAA                        14,282++    CS First Boston Mortgage
                                       Securities Corp.,
                                       Series 1997-C1, Class AX,
                                        4/20/22** (l/O) .................    1,443,776
BBB                           500      DLJ Mortgage Acceptance Corp.,
                                       Series 1997-CF1, 7.91%,
                                        4/15/07** .......................      508,385
A                             750      FDIC REMIC Trust, Mortgage
                                       Pass-Through Certificates,
                                       Series 1994-C1, Class II-F,
                                        8.70%, 9/25/25 ..................      799,923
AAA                        19,910      First Union-Lehman Brothers-
                                       Bank of America,
                                       Series 1998-C2, Class IO,
                                        5/28/28 (I/O) ...................      816,762
                                       GMAC Commercial Mortgage
                                       Securities Inc.,
AAA                           500++    Series 1998-C2, Class A2,
                                        6.42%, 8/15/08 ..................      504,137
AAA                        22,963      Series 1998-C2, Class X,
                                        8/15/23 (I/O) ...................      998,181
AAA                           500      GS Mortgage Securities Corp.,
                                       Series 1996-PL, Class A2,
                                        7.41%, 2/15/27 ..................      534,120

See Notes to Financial Statements.
                                       5

                        PRINCIPAL
  RATING*                AMOUNT                                                        VALUE
(UNAUDITED)               (000)                      DESCRIPTION                     (NOTE 1)
---------------   -------------------- ---------------------------------------   ----------------
                                       LTC Commercial Mortgage
                                       Pass-Through Certificates,
A+                     $      500      Series 1994-1, Class 1-D,
                                        10.00%, 6/15/26 ......................   $  513,743
AAA                           406      Series 1996-1, Class 1-A,
                                        7.06%, 4/15/28** .....................      414,856
                                       Merrill Lynch Mortgage Investors Inc.,
BBB                           500      Series 1995-C1, Class D,
                                        8.021%, 5/25/15 ......................      522,201
BBB                           500      Series 1996-C1, Class D,
                                        7.42%, 4/25/28 .......................      510,645
AAA                         5,945      Series 1997-C2, Class IO,
                                        12/1/29 (l/O) ........................      435,075
BBB                           500      Morgan Stanley Capital 1 Inc.,
                                       Series 1995-GAL1, Class D,
                                        8.25%, 8/15/27** .....................      511,651
AAA                           750      New York City Mortgage Loan Trust,
                                       Multifamily Mortgage Pass-Through,
                                       Class A-2,
                                        6.75%, 6/25/11** .....................      767,813
BBB+                          600      Nomura Asset Capital Corp.,
                                       Series 1993-M1, Class A3,
                                        7.64%, 11/25/03** ....................      616,188
                                       PaineWebber Mortgage
                                        Acceptance Corp. IV,
BBB                           750      Series 1995-M1, Class D,
                                        7.30%, 1/15/07** .....................      761,473
BBB                           500      Series 1995-M2, Class D,
                                        7.20%, 12/01/03** ....................      505,574
AAA                         1,000      Prudential Securities Secured
                                       Financing Corp.,
                                       Series 1998-C1, Class A1B,
                                        6.506%, 7/15/08 ......................    1,016,927
A                             458      Resolution Trust Corp.,
                                       Series 1994-C2, Class D,
                                        8.00%, 4/25/25 .......................      462,502
Aa2                           456      Salomon Brothers Mortgage
                                       Securities VII,
                                       Series 1997-TZH, Class A1,
                                        7.15%, 3/25/25** .....................      474,059
AA                            500      Structured Asset Securities
                                       Corp.,
                                       Series 1996-CFL, Class B,
                                        6.303%, 2/25/28 ......................      512,504
                                                                                 ----------
                                                                                 13,988,591
                                                                                 ----------


                                       CORPORATE BONDS-26.0%
                                       FINANCE & BANKING-9.6%
A3                            500      Amsouth Bancorporation,
                                       6.75%, 11/01/25 .......................      506,075
A                             600++    Equitable Life Assured Society,
                                       6.95%, 12/01/05** .....................      622,630
A                             400      Lehman Brothers Holding,
                                       6.75%, 9/24/01 ........................      396,726
BB+                           500      Macsaver Financial Services Inc.,
                                       7.875%, 8/01/03 .......................      400,000
A1                            500      Metropolitan Life Insurance Co.,
                                       6.30%, 11/01/03** .....................      508,620
A+                          1,000++    Morgan Stanley Group, Inc.,
                                       10.00%, 6/15/08 .......................    1,258,280


                        PRINCIPAL
  RATING*                AMOUNT                                                        VALUE
(UNAUDITED)               (000)                      DESCRIPTION                     (NOTE 1)
---------------   -------------------- ---------------------------------------   ----------------
BBB+                   $      500      PaineWebber Group, Inc.,
                                       8.875%, 3/15/05 .......................   $  549,805
                                                                                 ----------
                                                                                  4,242,136
                                                                                 ----------
                                       CORPORATE BONDS
                                       INDUSTRIALS-8.0%
A2                           100@      American Airlines Inc., Secured
                                        Equipment Trust,
                                        Series 1990-M,
                                         10.44%, 3/04/07 .....................      129,083
A1                          1,000++    Dow Capital BV,
                                       9.20%, 6/01/10 ........................    1,203,770
A+                            500      Ralcorp Holdings, Inc.,
                                       8.75%, 9/15/04 ........................      576,700
A-                            500      Ralston Purina Co.,
                                       9.25%, 10/15/09 .......................      612,900
BBB-                          500      Seagram Joseph E. & Sons, Inc.,
                                       7.00%, 4/15/08 ........................      488,030
BBB-                          500      Tele-Communications Inc.,
                                       8.25%, 1/15/03 ........................      552,105
                                                                                 ----------
                                                                                  3,562,588
                                                                                 ----------
                                       CORPORATE BONDS
                                       SOVEREIGN & PROVINCIAL-4.6%
BBB-                          500      Empresa Electric Guacolda SA,
                                       7.95%, 4/30/03** ......................      469,934
BBB+                          170      Empresa Electric Pehuhuenche,
                                       7.30%, 5/01/03 ........................      153,804
A3                            500++    Israel Electric Corp. LTD.,
                                       7.25%, 12/15/06** .....................      498,275
Baa2                        1,000      Petrozuata Finance Inc.,
                                       7.63%, 4/01/09** ......................      900,000
                                                                                 ----------
                                                                                  2,022,013
                                                                                 ----------
                                       CORPORATE BONDS
                                       UTILITIES-3.8%
A                             500      360 Communications Co.,
                                       7.50%, 3/01/06 ........................      551,185
CCC                           367      Mobile Energy Services Co. L.L.C.,
                                       8.665%, 1/01/17 .......................       73,397
BBB-                          500      NRG Energy Inc.,
                                       7.625%, 2/01/06** .....................      514,229
Baa2                          500      Ohio Edison Co.,
                                       8.625%, 9/15/03 .......................      562,180
                                                                                 ----------
                                                                                  1,700,991
                                                                                 ----------

                                       ASSET BACKED SECURITIES-6.0%
AAA                         1,230      Chase Credit Card Master Trust,
                                       Series 1997-5, Class A,
                                        6.194%, 8/15/05 ......................    1,264,917
NR                            262      Global Rated Eligible Asset Trust,**/@@
                                       Series 1998-A, Class A-1,
                                        7.33%, 9/15/07 .......................      222,837
                                       Structured Mortgage Asset
                                        Residential Trust,**/@@
NR                            620      Series 1997-2,
                                        8.24%, 3/15/06 .......................      564,708
NR                            676      Series 1997-3,
                                        8.57%, 4/15/06 .......................      615,767
                                                                                 ----------
                                                                                  2,668,229
                                                                                 ----------

See Notes to Financial Statements.
                                       6

                  PRINCIPAL
  RATING*          AMOUNT                                                 VALUE
(UNAUDITED)         (000)                  DESCRIPTION                  (NOTE 1)
-------------   ------------ --------------------------------------   ------------
                             STRIPPED MORTGAGE-BACKED
                             SECURITIES-8.3%
                             Federal Home Loan
                              Mortgage Corp.,
                $   1,572    Series 65, Class 65-I,
                              8/15/20 (I/O) .......................   $ 389,502
                      676    Series 141, Class 141-H,
                              5/15/21 (I/O) .......................     194,115
                      205    Series 1700, Class 1700-GA,
                              2/15/24 (P/O) .......................     144,683
                    2,571    Series 1900, Class 1900-SV,
                              8/15/08 (I/O) .......................     529,761
                   48,963    Series 1995, Class 1995-SB,
                              10/15/27 (I/O) ......................     100,373
                             Federal National Mortgage Association,
                       49    Trust G-21, Class 21-L,
                              7/25/21 (I/O) .......................     124,842
                    3,009    Trust 1994-42, Class 42-SO,
                              3/25/23 (I/O) .......................     483,979
                    1,341+   Trust 1994-46, Class 46-D,
                              11/25/23 (P/O) ......................     962,597
                      489++  Trust 1997-85, Class 85-LE,
                              10/25/23 (P/O) ......................     469,463
                   58,356    Trust 1997-81, Class 81-SD,
                              12/18/27 (I/O) ......................      42,273
                             Salomon Brothers Mortgage
                              Securities Inc. VI,
                      206    Series 1987-3, CIass A,
                              10/23/17 (P/O) ......................     178,304
                      206    Series 1987-3, Class B,
                              10/23/17 (I/O) ......................      56,686
                                                                      ---------
                                                                      3,676,578
                                                                      ---------
                             U.S. GOVERNMENT AND
                             AGENCY SECURITIES-6.6%
                      625    Small Business Administration
                             Participation Certificate,
                             Series 1998-10, Class 10-A,
                              6.12%, 2/01/08 ......................     638,375
                             U.S. Treasury Bonds,
                    1,500++   6.375%, 8/15/27 .....................   1,728,510
                             U.S. Treasury Notes,
                      105++   5.50%, 2/15/08 ......................     112,186
                      385++   6.625%, 5/15/07 .....................     437,156
                                                                      ---------
                                                                      2,916,227
                                                                      ---------
                             TAXABLE MUNICIPAL BONDS-7.6%
A+                    500    Fresno California Pension
                             Obligation, Series 1994,
                              7.80%, 6/01/14 ......................     589,605
AAA                   500    Kern County California
                             Pension Obligation,
                              6.98%, 8/15/09 ......................     546,960
                             Los Angeles County California
                             Pension Obligation,
AAA                 1,000    Series A, 8.62%, 6/30/06 .............   1,185,250
AAA                   500    Series D, 6.97%, 6/30/08 .............     544,425
AAA                   500    Orleans Parish Louisiana
                             School Board, Series A,
                              6.60%, 2/01/08 ......................     529,825
                                                                      ---------
                                                                      3,396,065
                                                                      ---------


                       NOTIONAL
  RATING*               AMOUNT                                                         VALUE
(UNAUDITED)             (000)                        DESCRIPTION                      (NOTE 1)
-------------   --------------------- -----------------------------------------   ---------------
                                      PURCHASED OPTIONS-0.3%
                                      CALL OPTIONS PURCHASED-0.3%
                    $      5,000      Interest Rate Swap,
                                      3 month LIBOR over 5.60%
                                      expires 8/07/00 (cost $68,750) ..........   $   143,053
                                                                                  -----------
                                      Total investments before outstanding
                                      call options written and
                                      investments sold short
                                      (cost $60,036,130).......................    63,718,478
                                                                                  -----------
                                      CALL OPTIONS WRITTEN-(0.8%)
                                      Interest Rate Swap,
                         (25,000)     3 month LIBOR over 5.25%
                                      expires 12/01/98 ........................      (160,775)
                          (8,000)     3 month LIBOR over 5.50%
                                      expires 8/10/99 .........................      (210,912)
                                                                                  -----------
                                      Total call options written
                                      (premium received $130,250)..............      (371,687)
                                                                                  -----------


                      PRINCIPAL
                       AMOUNT
                        (000)
                  ----------------
                                      INVESTMENT SOLD SHORT-(12.7%)
                          (5,000)     U. S. Treasury Bonds,
                                      6.125%, 11/15/27
                                      (proceeds $5,623,438)....................    (5,626,550)
                                                                                  -----------
                                      Total investments, net of outstanding
                                      call options written and
                                      investments sold short-130.0%
                                      (cost $54,282,442) ......................    57,720,241
                                      Liabilities in excess of other
                                      assets-(30.0%) ..........................   (13,325,371)
                                                                                  -----------
                                      NET ASSETS-100% .........................   $44,394,870
                                                                                  ===========

---------------------
  * Using the higher of Standard & Poor's or Moody's rating. ** Private placements restricted as to resale.
  + Partial principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
  @ Entire principal amount pledged as collateral for futures transactions.
 @@ Illiquid securities representing 2.2% of portfolio assets.

                               KEY TO ABBREVIATIONS
         ARM   - Adjustable Rate Mortgage.
           I   - Denotes a CMO with Interest only characteristics.
         I/O   - Interest only.
       LIBOR   - London InterBank Offer Rate.
           P   - Denotes a CMO with Principal only characteristics.
         P/O   - Principal only.
       REMIC   - Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $60,036,130) (Note 1) .....................   $63,718,478
Cash ..............................................        94,987
Deposit with broker as collateral for investment
  sold short (Note 1) .............................     5,818,750
Interest receivable ...............................       754,412
Interest rate cap, at value
  (amortized cost $106,466) (Notes 1 & 3) .........        24,675
Unrealized appreciation on interest rate swaps
  (Note 1 and 3) ..................................         7,443
Receivables from broker-variation margin
  (Notes 1 & 3) ...................................         1,700
Other assets (Note 1) .............................         6,197
                                                      ------------
                                                       70,426,642
                                                      ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ............    19,770,086
Investment sold short, at value
  (proceeds $5,623,438) (Note 1)...................     5,626,550
Call options written, at value
  (premium received $130,250) (Note 1) ............       371,687
Interest payable ..................................       193,164
Investment advisory fee payable (Note 2) ..........        20,914
Administration fee payable (Note 2) ...............         5,704
Other accrued expenses ............................        43,667
                                                      ------------
                                                       26,031,772
                                                      ------------
NET ASSETS ........................................   $44,394,870
                                                      ============
Net assets were comprised of:
  Common stock:
   Par value (Note 5) .............................   $    29,571
 Paid-in capital in excess of par .................    40,680,858
                                                      ------------
                                                       40,710,429
                                                      ------------
 Undistributed net investment income ..............     1,734,672
 Accumulated net realized loss ....................    (1,387,140)
 Net unrealized appreciation ......................     3,336,909
                                                      ------------
 Net assets, October 31, 1998 .....................   $44,394,870
                                                      ============
Net asset value per share:
  ($44,394,870 [div] 2,957,093 shares of
  common stock issued and outstanding) ............   $     15.01
                                                      ============



--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (including net amortization of
   premium of $786,608 and net of interest
   expense of $1,055,612) .......................    $4,006,378
                                                     ----------
Operating Expenses
  Investment advisory ...........................       244,803
  Administration ................................        65,555
  Reports to shareholders .......................        32,000
  Audit .........................................        21,000
  Custodian .....................................        19,000
  Directors .....................................        17,000
  Transfer agent ................................         9,500
  Legal .........................................         2,000
  Miscellaneous .................................        28,954
                                                     ----------
   Total operating expenses .....................       439,812
                                                     ----------
Net investment income before excise tax .........     3,566,566
Excise tax ......................................        32,632
                                                     ----------
Net investment income ...........................     3,533,934
                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ...................................       501,258
  Futures .......................................      (120,221)
  Swaps .........................................        26,650
  Written options ...............................        91,250
                                                     ----------
                                                        498,937
                                                     ----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments ...................................       405,553
  Interest rate cap .............................       (45,352)
  Futures .......................................        85,204
  Swaps .........................................        11,870
  Short sales ...................................        (3,112)
  Written options ...............................      (241,437)
                                                     ----------
                                                        212,726
                                                     ----------
Net gain on investments .........................       711,663
                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................    $4,245,597
                                                     ==========


See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
 Interest received ...........................................   $ 5,801,906
 Operating expenses and excise taxes paid ....................      (470,791)
 Interest expense paid .......................................      (916,408)
 Proceeds from disposition of short-term portfolio
   investments-net ...........................................       137,147
 Purchases of long-term portfolio investments ................   (22,564,004)
 Proceeds from disposition of long-term portfolio
   investments ...............................................    15,526,779
 Proceeds from short sale transactions .......................     5,623,438
 Other .......................................................       197,592
                                                                 -----------
Net cash flows provided by operating activities ..............     3,335,659
                                                                 -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ..................      (592,914)
 Cash dividends paid .........................................    (2,686,458)
                                                                 -----------
Net cash flows used for financing activities .................    (3,279,372)
                                                                 -----------
Net increase in cash .........................................        56,287
Cash at beginning of year ....................................        38,700
                                                                 -----------
Cash at end of year ..........................................   $    94,987
                                                                 ===========
RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES
Net increase in net assets resulting from operations .........   $ 4,245,597
                                                                 -----------
Increase in investments ......................................      (163,644)
Net realized gain on investments, options and
  futures ....................................................      (498,937)
Increase in net unrealized appreciation ......................      (212,727)
Decrease in interest rate cap ................................       (32,223)
Increase in interest receivable ..............................       (46,691)
Increase due to broker-variation margin ......................        (3,476)
Increase in deposits with brokers for investments
  sold short .................................................    (5,818,750)
Increase in other assets .....................................          (919)
Decrease in payable for investments purchased ................      (119,285)
Increase in payable for investments sold short ...............     5,623,438
Increase in written options ..................................       221,500
Increase in interest payable .................................       139,204
Increase in accrued expenses and other liablilities ..........         2,572
                                                                 -----------
 Total adjustments ...........................................      (909,938)
                                                                 -----------
Net cash flows provided by operating activities ..............   $ 3,335,659
                                                                 ===========

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS
--------------------------------------------------------------------------------

                                            YEAR ENDED OCTOBER 31,
                                       ---------------------------------
                                             1998              1997
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income ............   $ 3,533,934       $ 3,244,398
  Net realized gain on investments,
   options and futures .............       498,937            69,840
  Net change in unrealized .........
   appreciation ....................       212,726         2,352,346
                                       -----------       -----------
  Net increase in net
   assets resulting from
   operations ......................     4,245,597         5,666,584
Dividends from
  net investment income ............    (2,661,192)       (2,661,232)
                                       -----------       -----------
  Total increase ...................     1,584,405         3,005,352


NET ASSETS

Beginning of year ..................    42,810,465        39,805,113
                                       -----------       -----------
End of year ........................   $44,394,870       $42,810,465
                                       ===========       ===========
See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------
                                                                 1998        1997        1996        1995         1994
PER SHARE OPERATING PERFORMANCE                              ----------- ----------- ----------- ----------- -------------
Net asset value, beginning of year .........................   $ 14.48     $ 13.46     $ 13.40     $ 11.94     $  14.56
                                                               -------     -------     -------     -------     --------
Net investment income (net of interest
 expense of $0.36, $0.36, $0.35, $0.68, and $0.34)..........      1.20        1.10        1.00        0.85         0.95
Net realized and unrealized gain (loss)
 on investments ............................................      0.23        0.82      ( 0.03)       1.60        (2.48)
                                                               -------     -------     -------     -------     --------
Net increase (decrease) from investment
 operations ................................................      1.43        1.92        0.97        2.45        (1.53)
                                                               -------     -------     -------     -------     --------
Dividends and Distributions:
Dividends from net investment income .......................     (0.90)      (0.90)      (0.91)      (0.85)       (0.95)
Distributions from net realized gain on investments ........        --          --          --          --        (0.02)
Distributions from paid-in capital .........................        --          --          --       (0.14)       (0.09)
                                                               -------     -------     -------     -------     --------
Total dividends and distributions ..........................     (0.90)      (0.90)      (0.91)      (0.99)       (1.06)
                                                               -------     -------     -------     -------     --------
Capital charge with respect to issuance of shares ..........        --          --          --          --        (0.03)
                                                               -------     -------     -------     -------     --------
Net asset value, end of year* ..............................   $ 15.01     $ 14.48     $ 13.46     $ 13.40     $  11.94
                                                               =======     =======     =======     =======     ========
Per share market value, end of year* .......................   $ 13.25     $ 12.13     $ 11.00     $ 11.13     $  10.00
                                                               =======     =======     =======     =======     ========
TOTAL INVESTMENT RETURN+ ...................................     17.15%      19.05%       6.67%      22.43%      (20.41%)
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses@ ........................................      1.01%       1.02%       1.12%       1.00%        1.04%
Net investment income ......................................      8.13%       8.03%       7.59%       6.78%        7.31%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................   $43,482     $40,416     $38,786     $37,080     $ 38,468
Portfolio turnover .........................................        25%         36%         58%        116%          41%
Net assets, end of year (in thousands) .....................   $44,395     $42,810     $39,805     $39,634     $ 35,320
Reverse repurchase agreements outstanding,
 end of year (in thousands) ................................   $19,770     $20,363     $18,081     $18,489     $ 16,003
Asset coverage++ ...........................................   $ 3,246     $ 3,102     $ 3,209     $ 3,144     $  3,207

----------
 * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 @ The  ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.51%, 3.65%, 3.81%, 6.42%, and 3.65%, for the periods indicated above, respectively.
 + Total  investment  return  is calculated assuming a purchase of common stock at  the  current  market  price  on  the  first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreements outstanding.


The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
5
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION ACCOUNTING POLICIES

      The BlackRock Broad Investment Grade 2009 Term Trust & Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.


      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty. Interest rate swaps may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the

Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES  TRANSACTIONS  AND  INVESTMENT  INCOME: Securities  transactions  are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $30,000 was incurred in connection with the organization of the Trust. All such costs have been amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended October 31, 1998 was to increase accumulated net realized loss by $16,027 and increase undistributed net investment income by $34,572, resulting in a decrease to paid-in-capital in excess of par by $18,545. Net investment income, net realized losses and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 2. AGREEMENTS

      The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

      Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 1998 aggregated $16,625,969 and $15,526,779, respectively.

      The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 1998, the Trust held 17.1% of its portfolio assets in securities restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The  federal  income  tax  basis  of  the  Trust's  investments at October
31,1998  was  $60,063,522,  and  accordingly,  net  unrealized  appreciation for federal income tax purposes was $3,654,956 (gross unrealized appreciation-$4,913,748, gross unrealized depreciation-$1,258,792).

      For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $1,400,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

      Details of open financial futures contracts at October 31, 1998 are as follows:


                                                                   VALUE AT
NUMBER OF                          EXPIRATION      VALUE AT      OCTOBER 31,      UNREALIZED
CONTRACTS              TYPE           DATE        TRADE DATE         1998        DEPRECIATION
----------------   ------------   ------------   ------------   -------------   -------------
Short Position:
        8          Eurodollar       Dec. 98      $1,873,158     $1,899,700        $ (26,542)
                                                                                  =========

      The Trust entered into an interest rate cap. Under this agreement, the Trust receives the excess, if any, of three-month LIBOR over the fixed rate of 6.00%. The Trust paid a transaction fee for the agreement. Details of the cap are as follows:



 NOTIONAL                                                                    VALUE AT
  AMOUNT        FIXED         FLOATING       TERMINATION     AMORTIZED     OCTOBER 31,      UNREALIZED
   (000)        RATE            RATE             DATE           COST           1998        DEPRECIATION
----------   ----------   ---------------   -------------   -----------   -------------   -------------
$5,000       6.00%        3 month LIBOR     2/19/02         $106,466         $24,675        $ (81,791)
                                                                                            =========

      Details of open interest rate swaps at October 31, 1998 are as follows:



  NOTIONAL                                                                              UNREALIZED
   AMOUNT                                                             TERMINATION      APPRECIATION
    (000)            TYPE            RATE          FLOATING RATE          DATE        (DEPRECIATION)
------------   ---------------   ------------   ------------------   -------------   ---------------
 $  14,550     Interest Rate     6.3650%        3 month LIBOR        7/27/00           $  635,174
   (10,000)    Interest Rate     6.4210%        3 month LIBOR        7/27/01             (578,813)
     5,000     Interest Rate     3 month        3 month T-Bill       9/10/03
                                 LIBOR          +0.8175%                                  (48,918)
                                                                                       ----------
                                                                                       $    7,443
                                                                                       ==========

NOTE 4. BORROWINGS

      REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 1998 was approximately $18,614,002 at a weighted average interest rate of approximately 5.55%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $20,464,250 as of November 30, 1997 which was 32% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the year ended October 31, 1998.


NOTE 5. CAPITAL

      There are 200 million shares of $.01 par value common stock authorized. Of the 2,957,093 shares outstanding at October 31, 1998, the Adviser owned 7,093 shares.


NOTE 6. DIVIDENDS

      Subsequent to October 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.075 per share payable November 30, 1998 to shareholders of record on November 16, 1998.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock Broad Investment Grade 2009 Term Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Broad Investment Grade 2009 Term Trust Inc. as of October 31, 1998 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. at October 31, 1998 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP
--------------------------



Deloitte & Touche LLP

New York, New York
December 11, 1998

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1998.

     During the fiscal year ended October 31, 1998, the Trust paid dividends totalling $.90 per share all of which is taxable as ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1998 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.


     For the purpose of preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1999.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 669-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incure costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it expects to have fully tested its systems for Year 2000 compliance by December 31, 1998. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.


WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33-1/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.
RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED  Mortgage  instruments  with interest rates that
SECURITIES (ARMS):               adjust at periodic  intervals at a fixed amount
                                 over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED                   Mortgage-backed   securities   which   separate
MORTGAGE OBLIGATIONS (CMOS):     mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock price the Trust is said to be trading at a discount.

DIVIDEND:                        Income  generated by  securities in a portfolio
                                 and  distributed  to  shareholders   after  the
                                 deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders  may  elect to have all  dividends
                                 and     distributions    of    capital    gains
                                 automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,  such  as  GNMA  (Government
                                 National Mortgage  Association),  FNMA (Federal
                                 National   Mortgage   Association)   and  FHLMC
                                 (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):    Mortgage  securities  that  receive  only the
                                   interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING RATE MORTGAGES:   Mortgage instruments with coupons that adjust
                                   at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:      Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all securities held by the Trust, plus income
                                   accrued   on  its   investments,   minus  any
                                   liabilities   including   accrued   expenses,
                                   divided  by the total  number of  outstanding
                                   shares.  It  is  the  underlying  value  of a
                                   single  share on a given day. Net asset value
                                   for  the  Trust  is  calculated   weekly  and
                                   published  in Barron's  on  Saturday  and The
                                   Wall Street Journal each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):   Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE                 In a reverse repurchase agreement,  the Trust
AGREEMENTS:                        sells  securities  and  agrees to  repurchase
                                   them at a  mutually  agreed  date and  price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES:                        separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal    distribution   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of STRIPs.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK       MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                              ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                BBT        12/98
The BlackRock 1999 Term Trust Inc.                                BNN        12/99
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BLK        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
                              (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

                                    BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434


LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                   THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                TERM TRUST INC.
                      c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                           Princeton, NJ 08543-9095
                                (800) 543-6217

--------------------------------------------------------------------------------
THE BLACKROCK
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1998


[GRAPHIC OMITTED]



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